Rule 497(e)
                                      Registration Nos. 333-171759 and 811-22519


                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

                      FIRST TRUST EUROZONE ALPHADEX(R) ETF
                                  (the "Fund")

          SUPPLEMENT TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 22, 2014


                              DATED APRIL 7, 2015

            Notwithstanding anything to the contrary in the Fund's Statement of Additional Information, the following is added to the end of the section entitled "Additional Information":

            Policy Regarding Investment in Other Investment Companies. Beginning on or about June 7, 2015, the Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.


      PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE